UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  May 3, 2004
          (Date of Earliest Event Reported:  May 3, 2004)




                        EL PASO CGP COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware             1-7176             74-1734212
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------
           On May 3, 2004, El Paso Corporation, our parent company, announced its findings of an independent review of the Audit
Committee of their Board of Directors concerning the revisions to its oil and natural gas reserves (including our reserves). A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits
           ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.A     Press Release dated May 3, 2004.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CGP COMPANY



                              By: /s/Jeffrey I. Beason
                                  --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)


Dated:  May 3, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated May 3, 2004.